                                                                 EXHIBIT 10.7(c)
                           AMENDMENT NO. 3 AND WAIVER



          AMENDMENT NO. 3 AND WAIVER, dated as of December 11, 200l (this "Amendment"), to the Credit Agreement, dated as of August 17, 1999, as amended
 ---------
by Amendment No. 1, dated as of April 20, 2000, and Amendment No. 2 and Waiver, dated as of September 29, 2000 (the "Credit Apreement"), among INFONET SERVICES
                                     ----------------
CORPORATION, a Delaware corporation (the "Borrower"), the several banks and
                                          --------
other financial institutions or entities from time to time parties thereto (the "Lenders"), MERRILL LYNCH & CO., as lead arranger, book manager and syndication
 -------
agent (in such capacity, the "Arranper"), THE BANK OF NOVA SCOTIA, as
                              --------
administrative agent (in such capacity, the "Administrative Agent") and SOCIETE
                                             --------------------
GENERALE, as documentation agent (in such capacity, the "Documumentation
                                                         ---------------
Agent").
-----

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower has requested the Lenders to consent to amend the Credit Agreement as hereinafter set forth; and

          WHEREAS, the Administrative Agent and the Lenders are willing to consent to the requested amendments on and subject to the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties agree as follows:

     I    Definitions. Unless otherwise defined herein, terms defined in the
          -----------
Credit Agreement are used herein as therein defined.

     II   Amendments to Credit Apreement.
          ------------------------------

               2.1    Section 1. The definition of "Cash Equivalents" is hereby
                      ---------
amended to (i) delete the word "and" at the end of clause (f) thereof, (ii) delete the period at the end of clause (g) thereof and replace such period with a semicolon followed by the word "and", and (iii) add the following new clause
(h) at the end of clause (g) thereof:

               "and (h) other investments consistent with the Borrower's investment policy attached to Amendment No. 3 and Waiver dated as of December 11, 200l; provided, that, if the Borrower or any of
                                     --------
               its Subsidiaries shall acquire any of such investments having a maturity more than one year after the date of acquisition thereof, then, so long as the Borrower or such Subsidiary, as the case may be, holds such investments the Borrower and its Subsidiaries will hold cash and Cash Equivalents (having a maturity of not more than one year after the date of acquisition thereof) in an aggregate amount not less than the sum of the aggregate amount of Term Loans outstanding plus the Total Revolving Credit Commitments then in effect."

               2.2    Section 2.10. Section 2.10(b) of the Credit Agreement is
                      ------------
hereby amended by inserting the following sentence at the end of such Section:

               "In addition, unless the Required Prepayment Lenders otherwise agree, if during any fiscal quarter the Borrower shall make Restricted Payments pursuant to exception (i) in Section 7.6, the Borrower shall prepay the Term Loans in an amount equal to 50% of the amount of such Restricted Payments (each such prepayment to be made as promptly after the end of each fiscal quarter in which such Restricted Payments were made as will be consistent with avoiding making prepayments on Term Loans that are Eurodollar Loans on a date other than the last day of an Interest Period with respect thereto)."

               2.3    Section 7.3. Section 7.3(g) of the Credit Agreement is
                      -----------
hereby amended by inserting the following clause at the end of such Section:

               "and Hedge Agreements entered into by the Borrower pursuant to
               Section 7.15 relating to the Indebtedness permitted by Section 7.2(c);"

               2.4    Section 7.6. Section 7.6 of the Credit Agreement is hereby
                      -----------
amended by (a) deleting exception (i) of such Section and substituting in lieu thereof the following clause:

               "(i) if at the time and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, the Borrower or any of its Subsidiaries may make any such Restricted Payments, provided that the sum of such Restricted Payments shall not exceed $100,000,000 in the aggregate while this Agreement is in effect and that no proceeds of the Revolving Credit Loans may be used for such purposes,"

and (b) adding a new clause (iii) to the end of such Section to read as follows:

               "and (iii) the Borrower may acquire Capital Stock in exchange for its Capital Stock."

               2.5 Section 7.8. Section 7.8(m) of the Credit Agreement is hereby
                   -----------
amended by deleting "on or prior to October 6; 2001" in line 1 and by deleting "$l0,000,000" in line 2 and substituting in lieu thereof "$20,000,000".

               2.6 Section 7.17. Section 7.17 of the Credit Agreement is hereby
                   ------------
amended by deleting "$10,000,000" in the final line of such Section and substituting in lieu thereof "$20,000,000".

     III  Waiver. The Lenders hereby waive any violation of Section 7.8 of the
          ------
Credit Agreement which may have occurred prior to the date of this Amendment as a result of Investments which complied with the Borrower's investment policy attached hereto but which were not Cash Equivalents under the Credit Agreement as in effect prior to the date of this Amendment.

     IV   Conditions Precedent. This Amendment shall become effective as of the
          --------------------
date hereof when each of the conditions precedent set forth below shall have been fulfilled (the date such conditions are fulfilled, the "Amendment Effective
                                                             -------------------
Date"):
----

               4.1  Amendment. The Administrative Agent shall have received this
                    ---------
Amendment, executed and delivered by a duly authorized officer of each of the Loan Parties and the Required Lenders.

               4.2  No Default or Event of Default. On and as of this Amendment
                    ------------------------------
Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

               4.3  Representation and Warranties. The representations and
                    -----------------------------
warranties made by each Loan Party in each Loan Document to which it is a party and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

     V    General.
          -------

               5.1  Representation and Warranties. The Borrower represents and
                    -----------------------------
warrants to each Lender and the Administrative Agent as follows:

                    (a) Corporate Power: Authorization; Enforceable Obligations.
                        -------------------------------------------------------

                        (i) Each Loan Party has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform the Loan Documents to which it is a party, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of such Loan Documents, as so amended.

                        (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or any other Person is required in connection with the execution and delivery of this Amendment to which any Loan Party is a party or with the performance, validity or enforceability of the Loan Documents to which it is a party, as amended by this Amendment.

                        (iii) This Amendment has been duly executed and delivered on behalf of each of the Loan Parties party hereto.

                        (iv) This Amendment and each Loan Document to which a Loan Party is a party, as amended by this Amendment, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                    (b)   No Legal Bar. The execution, delivery and performance
                          ------------
     of this Amendment and the performance of the Loan Documents to which each Loan Party is a party, as amended by this Amendment, will not violate any Requirement of Law or contractual obligation of any Loan Party or of any of their Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or contractual obligation.

                    (c)   Representations and Warranties in Loan Documents. The
                          ------------------------------------------------
     representations and warranties set forth in each Loan Document are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of this Amendment Effective Date, except as they may specifically relate to an earlier date.

               5.2  Continuing Effect of Credit Agreement. This Amendment shall
                    -------------------------------------
not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived or amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               5.3  Affirmation of Security Documents. Each of the Parties
                    ---------------------------------
hereto agrees that the execution and delivery of this Amendment and the performance of the Credit Agreement shall not in any way affect such Person's obligations under any Security Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

               5.4  Expenses. The Borrower agrees to pay or reimburse the
                    --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

               5.5  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               5.6  Counterparts. This Amendment may be executed in any number
                    ------------
of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                                        4
/

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       INFONET SERVICES CORPORATION

                                       By:  /s/ Akbar H. Firdosy
                                           -------------------------------------
                                       Name:  Akbar H. Firdosy
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer

                                       IINS, INC.

                                       By:    /s/ Akbar H. Firdosy
                                           -------------------------------------
                                       Name:  Akbar H. Firdosy
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer

                                       ESG COMMUNICATIONS INCORPORATED

                                       By:    /s/ Akbar H. Firdosy
                                           -------------------------------------
                                       Name:  Akbar H. Firdosy
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer

                                       INFONET BROADBAND SERVICES CORPORATION

                                       By:    /s/ Akbar H. Firdosy
                                           -------------------------------------
                                       Name:  Akbar H. Firdosy
                                       Title: Vice President, Chief Financial
                                              Officer, Treasurer

                                       MERRILL LYNCH & CO., as Lead Arranger,
                                       Book Manager and Syndication Agent

                                       By:______________________________________
                                       Name:
                                       Title:


                                       MERRILL LYNCH CAPITAL CORPORATION,
                                       as lender

                                       By:______________________________________
                                       Name:
                                       Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                        INFONET SERVICES CORPORATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        IINS, INC.


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ESG COMMUNICATIONS INCORPORATED


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        INFONET BROADBAND SERVICES CORPORATION


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        MERRILL LYNCH & CO., as Lead Arranger,
                                        Book Manager and Syndication Agent

                                        By:   /s/ Sheila McGillicuddy
                                            ------------------------------------
                                        Name:  Sheila McGillicuddy
                                        Title: Director

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized oficers as of the day and year first above written.

                                              INFONET SERVICES CORPORATION


                                              By: ______________________________
                                              Name:
                                              Title:

KFW
KREDITANSTALT FUR WIEDERAUFBAU
Date: 18.12.2001                              IINS, INC.


By: /s/ Mr. Bellman   /s/ Mr. Wagner          By: ______________________________
   ----------------------------------
Name: Mr. Bellmann     Mr. Wagner             Name:
                                              Title:
Title: Vice President  Sen. Project Manager

                                              ESG COMMUNICATIONS INCORPORATED


                                              By: ______________________________
                                              Name:
                                              Title:


                                              INFONET BROADBAND SERVICES
                                              CORPORATION


                                              By: ______________________________
                                              Name:
                                              Title:


                                              MERRILL LYNCH & CO., as Lead
                                              Arranger, Book Manager and
                                              Syndication Agent

                                              By: ______________________________
                                              Name:
                                              Title:

                                       S-l

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        as Lender


                                        By:________________________________
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA, as a Lender and as Administrative Agent


                                        By: /s/ Vincent Fitzgerald
                                           ---------------------------------
                                        Name:   VINCENT I. FITZGERALD, JR.
                                        Title:  AUTHORIZED SIGNATORY

                                        ABN AMRO BANK N.V.


                                        By:    /s/ David C. Carrington
                                               ---------------------------
                                        Name:  David C. Carrington
                                        Title: Group Vice President

                                        By:    /s/ Shilpa Parandekar
                                               ---------------------------
                                        Name:  Shilpa Parandekar
                                        Title: Assistant Vice President

                                        THE FUJI BANK, Ltd.



                                        By:    /s/ Masahito Fukuda
                                               ---------------------------
                                        Name:  Masahito Fukuda
                                        Title: Senior Vice President

                                        UBS AG, Stamford Branch


                                        By:    /s/ Wilfred V. Saint
                                               ---------------------------
                                        Name:  Wilfred V. Saint
                                        Title: Associate Director
                                               Banking Products
                                               Services, US



                                        By:    /s/ Thomas R. Salzano
                                               ---------------------------
                                        Name:  Thomas R. Salzano
                                        Title: Director
                                               Banking Products Services, US

                                                LEHMAN COMMERCIAL PAPER, INC.


                                                By: /s/ G. Andrew Keith
                                                    ----------------------------
                                                Name:   G. Andrew Keith
                                                Title:  Authorized Signatory

                                                IBM Credit Corporation

                                                By: /s/ Thomas S Curcio
                                                    ----------------------------
                                                Name:  Thomas S Curcio
                                                Title: Manager of Credit

                                        Societe Generale,
                                        As Documentation Agent and as Lender

                                        By:    /s/ Mark Vigil
                                              ---------------------------
                                        Name:  Mark Vigil
                                        Title: Director

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                        as Lender


                                        By: /s/ Howard B Sysler
                                           ----------------------------------
                                        Name:   Howard B Sysler
                                        Title:  Vice President


                                        THE BANK OF NOVA SCOTIA, as a Lender and as Administrative Agent


                                        By: _________________________________
                                        Name:
                                        Title:

                                IKB Deutsche Industriebank AG
                                Luxembourg Branch

                                By:   /s/ Ana Bohorquez       /s/ Keuchel
                                      ------------------------------------
                                Name: Ana Bohorquez
                                Title: Assistant Director      Anja Keuchel
                                                                 Manager



Infonet Amendment No. 3 and Waiver

                                                PILGRIM PRIME RATE TRUST
                                                By: ING Pilgrim Investments, LLC
                                                    as its investment manager

                                                By: /s/ Mark F. Haak
                                                   -----------------------------
                                                Name:   Mark F. Haak, CFA
                                                Title:  Vice President

                                        NIB CAPITAL BANK NV

                                        By: /s/ E. Jager     /s/ B. J. Volkeda
                                            ------------------------------------
                                        Name:   E. Jager         B. J. Volkeda
                                        Title:

                                      S-1